UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 24, 2022

Cytokinetics, Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Today, January 24, 2022, Cytokinetics, Incorporated (the “Company” or “Cytokinetics”) announced the recipients of its fourth annual Communications Fellowship Grant program, intended to support increased capacity in communications, awareness building and community engagement for nonprofit organizations serving the patient community.

Five grants in the amount of $20,000 each were awarded this year to patient advocacy organizations focused on heart failure, hypertrophic cardiomyopathy (HCM) and amyotrophic lateral sclerosis (ALS) communities. The grants will support projects to increase organizational reach, launch educational programs, grant patients access to pertinent conferences and reach underserved populations.

The recipients of the 2022 Cytokinetics Communications Fellowship Grants are the following:

Mended Hearts®: Mended Hearts is a cardiovascular peer-to-peer support organization with a mission of inspiring hope and helping to improve the quality of life of heart patients and their families through ongoing peer support, education, and advocacy. Mended Hearts will use this grant to launch a marketing plan with the goal of establishing its peer-to-peer services in an additional 20 locations over 2022. More specifically, the grant will be used to fund field volunteer training, simplified brochures for health care professionals, a professional commercial video and a digital strategy plan.

Hypertrophic Cardiomyopathy Association: The Hypertrophic Cardiomyopathy Association (HCMA) is a non-profit organization that provides support, advocacy and education to patients, families, the medical community and the public about HCM while also supporting the research and development of HCM treatments. HCMA will use this grant to develop patient experience videos for a social media campaign featuring the diverse “Faces of HCM”, with the goal of raising awareness of HCM in communities of color. HCMA will use various social media tools and analytics in order to reach its target audience.

I AM ALS/ALS MND Symposium Patient Fellows Program: I AM ALS is the current coordinating organization for the ALS MND Symposium Patient Fellows Program, an independent, volunteer-led effort to provide people with ALS and MND access to the largest global scientific meeting on ALS MND research, the annual International Symposium on ALS/MND. The grant will help increase equitable and diverse representation of people with ALS at the Symposium, support sustainability of the program, and assure the attendance of six patient fellows at the 33rd International Symposium on ALS/MND taking place in San Diego, Calif. in December 2022.

Les Turner ALS Foundation: The Les Turner ALS Foundation based in Skokie, IL, provides comprehensive care and support to people living with ALS and their families in the Chicagoland area so they can confidently navigate the disease, and advance scientific research for the prevention, treatment and cure of ALS. The organization will use this grant to sustain and grow the reach of their ALS Learning Series by introducing a series of virtual educational programs under the theme of “How to Live Your Best Life Despite an ALS Diagnosis”. These webinars will be delivered by subject matter experts and will also feature people living with ALS, their family members and caregivers to provide first-person accounts and insights to help others on the same journey.

The ALS Association Northern Ohio Chapter: The ALS Association Northern Ohio Chapter serves people with ALS and their families in 33 counties. Its region spans Northern Ohio from Indiana on the west to Pennsylvania and West Virginia on the east. With this grant, the Chapter will engage expert assistance in the creation and dissemination of an education and awareness campaign to reach newly diagnosed people, particularly in rural and Appalachian counties. The campaign will also target neurologists and pulmonologists not affiliated with ALS clinics and ALS multidisciplinary clinics outside of the Chapter’s region to inform them of Chapter resources.

About Cytokinetics’ Communications Fellowship Program

Cytokinetics’ Communications Fellowship Program are unrestricted corporate contribution grants that are awarded annually to patient advocacy organizations serving patients with heart failure, HCM or ALS to provide funding in support of communications, awareness and outreach. Cytokinetics has no oversight, involvement, or management of the actual projects, programs, or outputs. The goal of the Fellowship is to assist patient advocacy organizations by increasing resources in order to better support patient communities and bring increased awareness to the disease in the communities they serve. The call for proposals for the 2023 Fellowship Program will be announced in Fall 2022.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its novel cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is conducting METEORIC-HF, a second Phase 3 clinical trial of omecamtiv mecarbil. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, for the potential treatment of hypertrophic cardiomyopathies (HCM). The company has announced positive results from Cohorts 1 and 2 in REDWOOD-HCM, a Phase 2 clinical trial of aficamten in patients with obstructive HCM. Cytokinetics is conducting start-up activities for SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with obstructive HCM. Cytokinetics is also developing reldesemtiv, a fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (ALS). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics’ and its partners’ research and development activities of Cytokinetics’ product candidates. Such statements are based on management’s current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics’ business outlines in Cytokinetics’ filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics’ actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

CYTOKINETICS® and the C-shaped logo are registered trademarks of Cytokinetics in the U.S. and certain other countries.

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Contact:

Cytokinetics

Joanna Siegall

Senior Manager, Corporate Communications, Investor Relations

(425) 314-1721

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: January 24, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer